Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2000          1999
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                                                            (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income................................ $    283,071  $    226,781
Provision for possible credit losses...............       99,846        84,464
Other operating income.............................    1,111,036       903,730
Other operating expense............................      915,310       745,573
  Net income.......................................      234,571       185,993

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PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(a)........................................ $        .29  $        .23
Earnings-assuming dilution(a)......................          .28           .22
Dividends..........................................          .08           .07
Book value.........................................         5.08          4.27

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RATIOS:

Return on average total assets.....................         3.02%         2.81%
Return on average stockholders' equity.............        22.46         21.69
Average receivables to average deposits............        90.62         83.99
Stockholders' equity to total assets...............        13.66         13.21

Loan Portfolio:
  Delinquency(b)...................................         3.35          3.90
  Net credit losses................................         2.29          2.42

Managed Loans(c):
  Delinquency......................................         4.35          4.65
  Net credit losses................................         4.06          4.36
  Net interest margin(d)...........................         7.10          7.60

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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2000          1999
-------------------------------------------------------------------------------
                                                           (unaudited)
MANAGED LOAN DATA(c):

At Period End:
  Loans held for securitization.................... $  8,172,508  $  5,422,954
  Loan portfolio...................................    9,339,039    10,258,602
  Securitized loans................................   55,488,220    46,462,404
                                                    ------------  ------------
    Total managed loans............................ $ 72,999,767  $ 62,143,960
                                                    ============  ============

Average for the Period:
  Loans held for securitization.................... $  9,475,492  $  2,128,460
  Loan portfolio...................................    7,943,671    11,170,774
  Securitized loans................................   54,584,913    45,777,689
                                                    ------------  ------------
    Total managed loans............................ $ 72,004,076  $ 59,076,923
                                                    ============  ============
For the Period:
  Sales and cash advance volume.................... $ 28,260,846  $ 21,630,626

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and money market instruments. $  4,905,722  $  4,323,313
Loans held for securitization......................    8,172,508     5,422,954

Credit card loans..................................    6,579,232     8,002,288
Other consumer loans...............................    2,759,807     2,256,314
                                                    ------------  ------------
  Total loans......................................    9,339,039    10,258,602
Reserve for possible credit losses.................     (368,108)     (303,717)
                                                    ------------  ------------
  Net loans........................................    8,970,931     9,954,885

Total assets.......................................   31,419,464    27,521,688
Total deposits.....................................   19,246,790    16,321,213
Stockholders' equity...............................    4,291,166     3,635,082

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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2000          1999
-------------------------------------------------------------------------------
                                                           (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and money market instruments. $  4,874,972  $  6,671,866
Loans held for securitization......................    9,475,492     2,128,460

Credit card loans..................................    5,707,560     8,626,984
Other consumer loans...............................    2,236,111     2,543,790
                                                    ------------   -----------
  Total loans......................................    7,943,671    11,170,774
Reserve for possible credit losses.................     (356,000)     (226,592)
                                                    ------------   -----------
  Net loans........................................    7,587,671    10,944,182

Total assets.......................................   31,196,236    26,819,180
Total deposits.....................................   19,223,202    15,834,223
Stockholders' equity...............................    4,201,148     3,477,043
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Weighted average common shares outstanding(000)....      801,849       798,538
Weighted average common shares outstanding and
 common stock equivalents(000).....................      824,445       834,887

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NOTES:
(a) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas, earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. The Corporation's common stock equivalents are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(c) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis.